UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2009

STARINVEST GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

814-00652 (Commission File Number)	91-1317131 (IRS Employer Identification No.)

3300 North A Street Suite 2-210
Midland, Texas 79705
 (Address of Principal Executive Offices, Zip Code)

(432) 682-8373
(Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.  Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

On May 28, 2009, StarInvest Group, Inc. (the “Company” or “StarInvest”) executed a Purchase Agreement with EXX.com, a New Jersey limited liability company (“EXX”), James Dovico and Douglas Carter (together, the “Sellers”) pursuant to which the Company acquired all the membership interests of EXX from the Sellers. The Company consummated the transaction by issuing to James Dovico and Douglas Carter, the sole members of EXX, 82,000,000 shares of common stock of StarInvest. As a result of the acquisition, EXX became a wholly-owned subsidiary of the Company and Messrs. Dovico and Carter became the majority shareholders of the Company.

For all the terms of the Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1.  All statements made herein concerning such agreement are qualified by references to said exhibit.

EXX

As a result of the acquisition, we now own the proprietary software developed and owned exclusively by EXX. The software provides stock information such as stock quotes and other pertinent market information. Since EXX’S inception in 1993, EXX has been a pioneer in developing and applying technology as a financial intermediary to increase liquidity and transparency in the financial markets.  The advent of electronic exchanges provided the opportunity to integrate the EXX software with an increasing number of exchanges and trading venues into one automatically functioning computerized platform that requires minimal human intervention. The software is fully customizable allowing clients to buy one application or every service and package available.

EXX’S software products include Nunna Trader, Portfolio and Risk Manager, Fix Connector, and back Office Suite.  Nunna Trader is a fully customizable platform that enables brokers and institutions to electronically access market centers and trading desks through a single platform.  Features of Nunna include advanced charting, trailing stops, market minder, alerts, and Level II quotes.  Portfolio and Risk Manager is a single program that allows clients to manage stock and option risk over multiple accounts from a single window.  Fix Connector seamlessly connects to FIX compliant systems of all the major markets for straight through processing. Back Office Suite automatically uploads daily trade files to multiple clearing firms, allows live execution reporting to prime brokers via our FIX compliant network, and is compatible with OATS and other NASD regulatory procedures.

The connectivity solutions, built in compliance with Fix protocol ensure simultaneous connectivity to all major Electronic Communication Networks (ECN) and exchanges in USA including Archipelago Networks (ARCA), Instinet (INET), International Securities Exchange (ISE), Merrill Lynch (ML), Pacific Stock Exchange (PSE), Boston Stock Exchange (BSE), Philadelphia Stock Exchange (PHLX), Cincinnati National Stock Exchange (NSX). As a result, users have unlimited options of simultaneously trading on multiple ECNs and floor networks to make the most of price variations in different markets. EXX also provides back office solutions for trade clearance to its clients with tailor made clearance solutions built in compliance with standards from NASD, National Financial Services, Merrill Lynch Pro, ML CLEAR, Spear Leeds, Kellog, and Bear Stearns.

 EXX ’S business is divided into four main segments: Connectivity, Customization, Risk management and Electronic brokerage. EXX generates revenues thru Monthly fees for connections between clients and all major ECNs and exchanges in USA, Monthly billing for applications, and trading fees. All fees are negotiated on a client by client basis, based on specific needs and or customization.

Clients are generated thru word of mouth from existing customer base, trade shows, targeting advertisements, promotional items and EXX’S sales force.

The company believes providing 24/7 customer support is an integral part of EXX’S trading solutions. From pre market hours to after hours trading and clearance, EXX’S support team ensures reliability at all times, and by doing so, we negate the time difference factor, if any, with our clients.

StarInvest assumed all liabilities of EXX since EXX is the wholly-owned subsidiary of the Company. We believe that EXX has approximately $600,000 in current accounts payable and $150,000 in notes payable, but until we obtain the audited financial statements of EXX we are uncertain as to the exact amount of liabilities we assumed.

Customers

Major customers using the EXX system include privately held minority owned broker dealers firms as well as trading firms and hedge funds.  We also provide services to a publicly held company.

All intellectual property and software is owned by EXX.

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above under Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 3.02.

As discussed above in Item 2.01, on May 29, 2009, the Company agreed to issue an aggregate of 82,000,000 shares of its common stock to the two members of EXX in exchange for their membership interests in EXX.  The foregoing shares will be issued pursuant to the Purchase Agreement, dated May 28, 2009, among the Company, EXX, James Dovico and Douglas Carter.  In consideration for such shares, the members of EXX conveyed to StarInvest all of their membership interests of EXX.  Each of James Dovico and Douglas Carter represented to us that, among other representations, such person is an accredited investor (as defined in Regulation D) and will not acquire the shares with an intent to distribute the shares.

Section 5 – Corporate Governance and Management
Item 5.01 Changes in Control of Registrant

The disclosures set forth above under Item 2.01 (Completion of Acquisition or Disposition of Assets) and Item 3.02 (Unregistered Sales of Equity Securities) are hereby incorporated by reference into this Item 5.01.

As discussed above in Items 2.01 and 3.02, , on May 29, 2009, the Company agreed to issue an aggregate of 82,000,000 shares of its common stock to the two members of EXX in exchange for their membership interests in EXX.  The foregoing shares will be issued pursuant to the Purchase Agreement, dated May 28, 2009, among the Company, EXX, James Dovico and Douglas Carter.  In consideration for such shares, the members of EXX conveyed to StarInvest all of their membership interests of EXX.  As a result of such transaction, EXX became a wholly-owned subsidiary of StarInvest, and James Dovico and Douglas Carter, who prior to the transaction were not shareholders of the Company, will own beneficially and of record 47.44% of the issued and outstanding shares of the Company. There are no agreements or arrangements between Messrs. Dovico and Carter with respect to the ownership of our shares.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.
(b) Pro forma financial information.

The financial statements required by this Item will be filed by the Company not later than 71 calendar days after the date of this Current Report.

(c) Exhibits:

Exhibit 10.1	Purchase Agreement, dated May 28, 2009, among Exx.com LLC, James Dovico and Douglas Carter and StarInvest Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARINVEST GROUP, INC.

By:       /s/ Robert H. Cole
Name:  Robert H. Cole
Title:    Chief Executive Officer

Date: June 18, 2009